                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



        Date of Report (date of earliest event reported): JANUARY 9, 2004



                            PRIDE INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


              DELAWARE                                 1-13289                              76-0069030
    (State or other jurisdiction              (Commission File Number)                   (I.R.S. Employer
          of incorporation)                                                             Identification No.)

                  5847 SAN FELIPE, SUITE 3300
                        HOUSTON, TEXAS                                            77057
           (Address of principal executive offices)                            (Zip Code)



       Registrant's telephone number, including area code: (713) 789-1400

ITEM 5.           OTHER EVENTS

                  On January 9, 2004, we issued a press release with respect to certain organizational changes. The press release is filed as Exhibit 99.1 to this Current Report and incorporated by reference herein.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

                  (c)      Exhibits

                  99.1     Press release dated January 9, 2004.

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     PRIDE INTERNATIONAL, INC.


                                     By: /s/ W. Gregory Looser
                                         ---------------------------------------
                                         W. Gregory Looser
                                         Vice President, General Counsel
                                         and Secretary


Date: January 12, 2004

                                  EXHIBIT INDEX


NO.               DESCRIPTION
---               -----------

99.1              Press release dated January 9, 2004.